Exhibit 24.1
POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, That I
Patrick E. Allen
hereby constitute and appoint John O. Larsen and Robert J. Durian, and each of them individually, as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a Director of Alliant Energy Corporation (the "Company") to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to the issuance of shares of the Company's common stock pursuant to a dividend reinvestment stock purchase plan known as the Alliant Energy Corporation Shareowner Direct Plan (the "Plan"), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission as may be appropriate under the Securities Act of 1933, as amended (the "1933 Act") relating to the registration under the 1933 Act of Additional Plan Shares (and accompanying Rights).
I hereby ratify and confirm all that said attorneys-in-fact and agents, or any substitute, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 9th day of February, 2023.

/s/ Patrick E. Allen
Patrick E. Allen

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, That I
Ignacio A. Cortina
hereby constitute and appoint John O. Larsen and Robert J. Durian, and each of them individually, as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a Director of Alliant Energy Corporation (the "Company") to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to the issuance of shares of the Company's common stock pursuant to a dividend reinvestment stock purchase plan known as the Alliant Energy Corporation Shareowner Direct Plan (the "Plan"), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission as may be appropriate under the Securities Act of 1933, as amended (the "1933 Act") relating to the registration under the 1933 Act of Additional Plan Shares (and accompanying Rights).
I hereby ratify and confirm all that said attorneys-in-fact and agents, or any substitute, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 18th day of October, 2023.

/s/ Ignacio A. Cortina
Ignacio A. Cortina

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, That I
Stephanie L. Cox
hereby constitute and appoint John O. Larsen and Robert J. Durian, and each of them individually, as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a Director of Alliant Energy Corporation (the "Company") to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to the issuance of shares of the Company's common stock pursuant to a dividend reinvestment stock purchase plan known as the Alliant Energy Corporation Shareowner Direct Plan (the "Plan"), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission as may be appropriate under the Securities Act of 1933, as amended (the "1933 Act") relating to the registration under the 1933 Act of Additional Plan Shares (and accompanying Rights).
I hereby ratify and confirm all that said attorneys-in-fact and agents, or any substitute, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 11th day of February, 2023.

/s/ Stephanie L. Cox
Stephanie L. Cox

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, That I
N. Joy Falotico
hereby constitute and appoint John O. Larsen and Robert J. Durian, and each of them individually, as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a Director of Alliant Energy Corporation (the "Company") to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to the issuance of shares of the Company's common stock pursuant to a dividend reinvestment stock purchase plan known as the Alliant Energy Corporation Shareowner Direct Plan (the "Plan"), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission as may be appropriate under the Securities Act of 1933, as amended (the "1933 Act") relating to the registration under the 1933 Act of Additional Plan Shares (and accompanying Rights).
I hereby ratify and confirm all that said attorneys-in-fact and agents, or any substitute, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 9th day of February, 2023.

/s/ N. Joy Falotico
N. Joy Falotico

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, That I
Michael D. Garcia
hereby constitute and appoint John O. Larsen and Robert J. Durian, and each of them individually, as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a Director of Alliant Energy Corporation (the "Company") to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to the issuance of shares of the Company's common stock pursuant to a dividend reinvestment stock purchase plan known as the Alliant Energy Corporation Shareowner Direct Plan (the "Plan"), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission as may be appropriate under the Securities Act of 1933, as amended (the "1933 Act") relating to the registration under the 1933 Act of Additional Plan Shares (and accompanying Rights).
I hereby ratify and confirm all that said attorneys-in-fact and agents, or any substitute, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 9th day of February, 2023.

/s/ Michael D. Garcia
Michael D. Garcia

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, That I
Roger K. Newport
hereby constitute and appoint John O. Larsen and Robert J. Durian, and each of them individually, as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a Director of Alliant Energy Corporation (the "Company") to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to the issuance of shares of the Company's common stock pursuant to a dividend reinvestment stock purchase plan known as the Alliant Energy Corporation Shareowner Direct Plan (the "Plan"), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission as may be appropriate under the Securities Act of 1933, as amended (the "1933 Act") relating to the registration under the 1933 Act of Additional Plan Shares (and accompanying Rights).
I hereby ratify and confirm all that said attorneys-in-fact and agents, or any substitute, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 9th day of February, 2023.

/s/ Roger K. Newport
Roger K. Newport

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, That I
Thomas F. O’Toole
hereby constitute and appoint John O. Larsen and Robert J. Durian, and each of them individually, as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a Director of Alliant Energy Corporation (the "Company") to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to the issuance of shares of the Company's common stock pursuant to a dividend reinvestment stock purchase plan known as the Alliant Energy Corporation Shareowner Direct Plan (the "Plan"), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission as may be appropriate under the Securities Act of 1933, as amended (the "1933 Act") relating to the registration under the 1933 Act of Additional Plan Shares (and accompanying Rights).
I hereby ratify and confirm all that said attorneys-in-fact and agents, or any substitute, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 9th day of February, 2023.

/s/ Thomas F. O’Toole
Thomas F. O’Toole

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, That I
Carol P. Sanders
hereby constitute and appoint John O. Larsen and Robert J. Durian, and each of them individually, as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a Director of Alliant Energy Corporation (the "Company") to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to the issuance of shares of the Company's common stock pursuant to a dividend reinvestment stock purchase plan known as the Alliant Energy Corporation Shareowner Direct Plan (the "Plan"), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission as may be appropriate under the Securities Act of 1933, as amended (the "1933 Act") relating to the registration under the 1933 Act of Additional Plan Shares (and accompanying Rights).
I hereby ratify and confirm all that said attorneys-in-fact and agents, or any substitute, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 9th day of February, 2023.

/s/ Carol P. Sanders
Carol P. Sanders